Exhibit 99.1

Lehman Brothers 2008 CEO Energy/Power Conference Steve Malcolm Chairman, President & CEO September 3, 2008

Forward Looking Statements Our reports, filings, and other public announcements might contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: Our businesses are subject to complex government regulations that are subject to changes in the regulations themselves or in their interpretation or implementation; Our gas sales, transmission and storage operations are subject to government regulations and rate proceedings that could have an adverse impact on our ability to recover the costs of operating our pipeline facilities; Our risk measurement and hedging activities might not prevent losses; Natural gas and natural gas liquids and gas prices are volatile and this volatility could adversely affect our financial results, cash flows, access to capital and ability to maintain existing businesses; Our operating results might fluctuate on a seasonal and quarterly basis; Risks related to laws of other countries, taxes, economic conditions, fluctuations in currency rates, political conditions and policies of foreign governments; Legal proceedings and governmental investigations related to our business; Despite our restructuring efforts, we may not maintain investment grade ratings; Institutional knowledge represented by our former employees now employed by our outsourcing service provider might not be adequately preserved; Failure of the outsourcing relationship might negatively impact our ability to conduct our business;

Forward Looking Statements (cont.) Our ability to receive services from outsourcing provider locations outside the United States might be impacted by cultural differences, political instability, or unanticipated regulatory requirements in jurisdictions outside the United States; We could be held liable for the environmental condition of any of our assets, which could include losses or costs of compliance that exceed our current expectations; Environmental regulation and liability relating to our business will be subject to environmental legislation in all jurisdictions in which it operates, and such legislation may be subject to change; Potential changes in accounting standards that might cause us to revise our financial disclosure in the future, which might change the way analysts measure our business or financial performance; The continued availability of natural gas reserves to our natural gas transmission and midstream businesses; Our drilling, production, gathering, processing and transporting activities involve numerous risks that might result in accidents and other operating risks and costs; Compliance with the Pipeline Improvement Act may result in unanticipated costs and consequences; Estimating reserves and future net revenues involves uncertainties and negative revisions to reserve estimates and oil and gas price declines may lead to impairment of oil and gas assets; The threat of terrorist activities and the potential for continued military and other actions; The historic drilling success rate of our exploration and production business is no guarantee of future performance; and Our assets and operations can be affected by weather and other phenomena. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2008, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Oil and Gas Reserves and Resource Potential Disclaimer The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves. We have used certain terms in this presentation such as "probable" reserves and "possible" reserves and "unrisked theoretical resource estimates" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated hydrocarbon quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with reduced levels of certainty than for proved reserves. Generally under such techniques, probable reserve estimates are more than 50% certain and possible reserve estimates are less than 50% but more than 10% certain. Unrisked theoretical resource estimates are even less certain than those for possible reserves and are not risk adjusted. Unrisked theoretical resource estimates include (i) an estimate of hydrocarbon quantities for new areas for which we do not have sufficient information to date to classify the resources as probable or even possible reserves and (ii) the amount by which we have reduced our probable and possible reserves for existing areas to take into account the reduced level of certainty of recovery of the resources. Unlike probable and possible reserves, unrisked theoretical resource estimates do not take into account the uncertainty of resource recovery and, therefore, are not indicative of the expected future recovery and should not be relied upon. Reference to "Resource Potential" includes proved, probable and possible reserves as well as unrisked theoretical resource estimates that might never be recoverable and are contingent on exploration success, technical improvements in drilling access, commerciality and other factors. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on Feb. 26, 2008, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Prime Position Prime Position

Williams - The Premier Natural Gas Investment Pure-play natural gas company Strong and growing demand for natural gas well into the future Cleaner-burning natural gas is the 'fuel of choice' Key role in expanding infrastructure, growing production Track record of disciplined execution Consistent strong earnings growth Commitment to pulling value creation levers General partner of two MLPs World-class assets well-positioned throughout North America E&P - vast, growing reserves, low-cost producer Large-scale Midstream assets Premier interstate pipelines Excellent visibility around growth Clear line of sight to abundant opportunities Prime position to capitalize on our competitive advantages Our portfolio of assets has natural hedge Creates value, mitigates risks More consistent performance in variable commodity price environments

Track Record of Disciplined Execution Achieving strong earnings and outlook Performing well in a variety of commodity markets Growing production, adding to reserves Capturing opportunities - strategic bolt-on acquisitions Successfully managing basis differentials General partner and L.P. unitholder in two MLPs Completed $1 billion share repurchase

Exploration & Production

Unique Drilling Portfolio Strategy is to rapidly develop our significant drilling inventory while adding new resource potential opportunities Focused North American unconventional natural gas portfolio of large well-defined resources Long-term, low-risk, high-return drilling portfolio Strong organic production growth R/P ratio of 12.4 years Drilled 1,590 wells in 2007, 99% success rate Exploration & Production

Production Highlights Piceance Valley up 26% over one year ago, at 626 MMcfed, 18 rigs currently operating. Piceance Highlands up 32% over one year ago, at 33 MMcfed, 8 rigs currently operating. Powder River up 41% over one year ago, at 234 MMcfed. Ft. Worth up 25% over one year ago, at 40 MMcfed, 4 rigs operating. San Juan up 2% over one year ago, at 150 MMcfed 2007 2008 Exploration & Production

83% Production Not At Rockies Prices Midstream's Rockies Short Position Further Reduces Exposure Total Domestic 2Q Production of 1,110 MMcfed 35% (384 MMcfed) at Rockies prices before hedging 65% (726 MMcfed) produced or transported to other price points Rockies hedges of ~200 MMcfed 384 MMcfed total less 200 MMcfed hedged = 184 MMcfed or 17% priced in Rockies Midstream consumed ~145MMcfed as fuel & shrink further reducing WMB's Rockies natural gas exposure Net position basically flat~39MMcfed rockies hedges rockies san Juan Mid Continent Calif & Other 18 17 34 20 12 Rockies Hedges 2Q '08 Sales Points Rockies San Juan Mid Continent CA & Other Exploration & Production

2008 2009 Rockies Basis Exposure - Minimal through 2010 Production Transported out of Rockies Hedged Production Unhedged Production Less Midstream Fuel & Shrink WMB Rockies Exposure * All values are undiscounted * International E&P volumes are not included * Projected E&P volumes are reduced for fuel & shrink and production taxes * WPZ volumes are not included (expected Fuel & Shrink for WPZ is ~ 40K/day for 2008 and ~ 40K/day for 2009) * Hedges are presented in terms of notional quantity Williams has balanced Rockies position in 2010 Gross Production 2nd quarter '08 guidance

Leader in Operating Costs * Top 20 U.S. Gas Producers - 2007 Production Cost* Exploration & Production * Production Cost defined as costs incurred to operate and maintain wells and related equipment and facilities, including property taxes applicable to proved properties, and severance taxes Source: Publicly reported data from EvaluateEnergy.com $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Questar Williams XTO Shell El Paso Chesapeake Cimarex Noble Devon EOG EnCana Newfield Marathon Anadarko ConocoPhillips Apache BP ExxonMobil Chevron Occidental $/Mcfe Group Average = $1.59

Source: Publicly reported data from EvaluateEnergy.com Leader in F&D Costs Top 20 U.S. Gas Producers - 3 Year Average Finding and Developing Costs (Fully Loaded) Williams Consistently Remains in Top Quartile for F&D Costs Exploration & Production $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 BP XTO Williams EOG ConocoPhillips Occidental Devon Questar Noble Cimarex Chesapeake Newfield EnCana ExxonMobil El Paso Apache Anadarko Shell Chevron Marathon $/Mcfe Group Average = $2.89

Cash Margin Analysis Exploration & Production $7.26 is after hedging and includes average basin market price of $7.53 before hedging Cash costs include LOE, G&A, taxes and gathering F&D costs include capital and exploration costs/proved reserves ('05-'07 average) 2 Year Average (2008-2009) Reflective of Core Basins $7.26 $2.24 $1.77 $5.02 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Realized Gas Price Assumption Margin/Cost Assumption F&D Costs $2.14 $6.69 $4.55 '05-'07 Previous Previous Cash Margin Cash Costs 3 Year Historical 2nd quarter '08 guidance

2007 3P Reserves Update Exploration & Production Piceance Mid-Continent Green River/Int'l San Juan Powder River * Production for 2Q '08 0.4 Tcfe Proved 1.3 Tcfe Prob/Poss 234 MMcfe/d* 2.8 Tcfe Proved 5.8 Tcfe Prob/Poss 659 MMcfe/d* 0.6 Tcfe Proved 0.4 Tcfe Prob/Poss 150 MMcfe/d* 0.3 Tcfe Proved 0.7 Tcfe Prob/Poss 62 MMcfe/d* 0.2 Tcfe Proved 0.4 Tcfe Prob/Poss 54 MMcfe/d* Total 4.3 Tcfe Proved 8.6 Tcfe Prob/Poss 1,159 MMcfe/d* 12.9 Tcfe 3P Reserves

Other Areas of Interest Exploration & Production Focus will remain on tight sands, shale, and coal bed methane Opportunities remain in existing basins 18 member Exploration staff pursuing other resource plays Dedicated A&D staff pursuing disciplined acquisitions Current Activity Paradox Uinta Piceance Deep Caney Shale Other

Key Points - Value Creation Continues On track for record year for segment profit and production 3P reserves of 12.9 Tcf Strategy is to rapidly develop our premier drilling inventory while adding new resource potential opportunities An industry leader in production growth, reserves replacement, production costs and finding costs Long-term repeatable drilling inventory of significant proved undeveloped, probables and possibles Long history of high drilling success, cost efficiencies Short cycle time investments, fast cash returns Experienced and talented work force Very favorable long term organic growth outlook Pursuit and evaluation of new resource opportunities continues Exploration & Production

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Midstream

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Midstream Assets in Hotspots Sources: Cambridge Energy Research Associates and Canadian Association of Petroleum Producers

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Historical NGL Margins Domestic NGL Average Realized Net Margin and Volumes by Quarter Note: Actual realized margins, does not include Discovery volumes. Three year average of 42 cpg is calculated for the period 3Q05-2Q08. Realized Margin Equity NGL Prod (MM Gals) NGL Prod for Others & Inventory Build (MM Gals) Avg. Realized Margin Q3'03 6.2 231 239 30 Q4'03 11 301 231 30 Q1'04 10.1 328 214 30 Q2'04 8.8 328 234 30 Q3'04 17.8 373 250 30 Q4'04 22.79 401 253 30 Q1'05 15.03 399 234 30 Q2'05 13.18 338 254 30 Q3'05 19.76 276 244 30 Q4'05 15.65 256 203 30 Q1'06 19.09 334 216 41.69 Q2'06 33.2 353 238 41.69 Q3'06 41.83 336 248 41.69 Q4'06 36.25 331 276 41.69 Q1'07 27.41 345 250 41.69 Q2'07 47 360 260 41.69 Q3'07 62.13 358 281 41.69 Q4'07 82.87 356 287 41.69 Q1'08 63.82 308 326 41.69 Q2'08 51.09 366 279 41.69 Midstream

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Midstream Significant Progress on Growth Projects * Estimated Segment Profit generated in first full calendar year of operation Dollars in Millions In Development/Proposal (through 2012) Spending $3,000 - 4,000 Under Negotiation (through 2012) Spending $1,200 - 1,400 In Guidance (through 2012) Spending $1,500 - 1,600 Deepwater Canadian Oil Sands Western Overland Pass Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Major Growth Projects Included in Guidance Project (In-Service Date) Pre-2008 2008 2009 Post-2009 Seg Profit* Deep Water (4Q '08 - 4Q '09) $385 $245 $180 -- $100 - 115 Western (3Q '09 - 4Q '10) 35 275 195 65 95 - 135 Canadian Oil Sands (4Q '09) -- 10 40 -- 5 - 10 2nd quarter '08 guidance

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Canadian Oil Sands Are One of the Fastest Growing Basins in the World New Basin G&P Opportunity With Upgrader Offgas Production Venezuela 2.13 UAE 2.5 Canada 2005 2.5 Norway 2.75 Mexico 3.4 China 3.63 Iran 3.92 USA 5.1 Saudi Arabia 9.16 Russia 9.2 Source: EIA & CAPP Stable Growing Stable Stable Stable Stable Declining Growing Stable Growing Oil sands growth will move Canada from #8 to #4 in the world by 2015 Million Barrels per Day Production Outlook Midstream

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Midstream's Canadian Oil Sands Strategy Deploy Midstream's Large Scale Reliability Strategy and Become the Leading Provider of Offgas Liquids Extraction Services to the Oil Sands Upgraders Build on the foundation of our current assets at Fort McMurray and Redwater Leverage our experience with offgas processing at Suncor and our associated fractionation, NGL and olefins marketing experience in the U.S. and Canada to attract other upgraders to our services Develop a mix of fee-based and commodity-exposed projects to reduce margin risk on the downside while retaining some upside Utilize proven and cost-effective construction methods Build the organizational capability to effectively manage the large project flow from conception through start-up and on-going operation Midstream

eSlide - P5055 - Analyst Day - Midstream 6/22/2008 - 2:00pm Key Points Midstream once again was tremendous cash flow generator Continues to generate high returns Strategy continues to yield unique competitive advantage Well positioned for growth Deepwater expansions progress Western opportunities abound Canadian Oil Sands off-gas: unrivaled position creates significant possibilities Midstream

Gas Pipeline

Northwest Pipeline Transco Gulfstream (50% Ownership) Quality Assets Serving Growing Markets Underground storage LNG peaking facility Gas Pipeline

Sentinel 4Q'08/4Q'09 Gulfstream Phase IV 2Q'09 Pacific Connector Pipeline 2012/2013 Colorado Hub Connection 4Q'09 Gulfstream Phase III 3Q'08 Eminence Enhancement 4Q'09 Pascagoula 4Q'11 85 North 2Q'11 Northeast Supply 4Q'11 Mobile Bay South 2Q'10 Sunstone Pipeline 4Q'11 Sundance Trail 4Q'10 Projects shaded in blue are not included in guidance. Jackson Prairie 4Q'08 Gas Pipeline Gas Pipeline Expansions Blue Bridge 2011

Growth Projects Projects - In Guidance Pre-2008 2008 2009 Post 2009 Segment Profit* Sentinel (Ph 1-4Q '08 & Ph 2- 4Q '09) $25 $50-60 $80-90 $1-5 $21 Gulfstream III & IV (3Q '08 & 2Q '09) 38 90-110 5-10 - 46 85 North (2Q '11) - 5-10 35-45 180-190 37 Other 4 36-65 68-100 80-110 50 Market Access Production Access LNG Access Peaking & Storage Peaking & Storage 0.77 0.15 0.04 0.04 Market Access Production Access LNG Access Peaking & Storage Peaking & Storage Market Growth Production Access LNG Access Peaking & Storage 0.38 0.51 0.11 0 In Guidance ~$750 Million Proposed ~$3.3 Billion Gas Pipeline * Estimated Segment Profit generated first year of operation 2nd quarter '08 guidance

Stable, Substantial Free Cash Flow Driven by: Long-term contracts with high credit quality customers Supply access Premium growth markets ....and robust outlook for value growth Gas Pipeline

Key Points New pipeline infrastructure is critical Premier pipelines Stable, substantial cash flow Large and diverse supply Close proximity to LNG terminals Premium high growth Excellent investment opportunities Gas Pipeline

Summary

Williams - The Premier Natural Gas Investment Pure-play natural gas company Strong and growing demand for natural gas well into the future Cleaner-burning natural gas is the 'fuel of choice' Key role in expanding infrastructure, growing production Track record of disciplined execution Consistent strong earnings growth Commitment to pulling value creation levers General partner of two MLPs World-class assets well-positioned throughout North America E&P - vast, growing reserves, low-cost producer Large-scale Midstream assets Premier interstate pipelines Excellent visibility around growth Clear line of sight to abundant opportunities Prime position to capitalize on our competitive advantages Our portfolio of assets has natural hedge Creates value, mitigates risks More consistent performance in variable commodity price environments

Q & A

Appendix

Note: The only remaining legacy fixed price hedges are in 2010 of 70MMcfd @ $3.73 2008-09 Hedge Update Exploration & Production 3Q-4Q 2008 2009 Legacy Fixed Price at the Basin Legacy Fixed Price at the Basin Legacy Fixed Price at the Basin Volume (MMcf/d) 70 106 Average Price ($/Mcf) $3.98 $3.67 At the Basin Collars At the Basin Collars At the Basin Collars Rockies Volume (MMcf/d) 160 150 Average Price ($/Mcf) $6.08-$9.04 $6.11-$9.04 San Juan Volume (MMcf/d) 220 245 Average Price ($/Mcf) $6.37-$9.00 $6.58-$9.62 Mid-Continent Volume (MMcf/d) 80 85 Average Price ($/Mcf) $7.02-$9.77 $7.06-$9.76 2nd quarter '08 guidance

NGL Forward Sales Update Ethane Volume (mmgal) Average Price ($/gal) Average Realized Price ($/gal) Propane+ Volume (mmgal) Average Price ($/gal) Average Realized Price ($/gal) Total Volumes (mmgal) Estimated NGL Margins* ($/gal) Realized NGL Margin ($/gal) 2008 Collars 1Q 2Q 3Q 4Q 54.2 $.97 - 1.09 $1.00 33.6 $1.67 - 1.86 $1.78 87.8 $.49 - .61 $0.61 69.9 $.88 - .99 $0.96 44.7 $1.58 - 1.72 $1.77 114.6 $.41 - .52 $0.52 66.8 $.82 - .93 27.1 $1.54 - 1.69 93.9 $.31 - .41 66.8 $.80 - .93 27.1 $1.54 - 1.69 93.9 $.30 - .40 * At Midpoint of Natural Gas Commodity Price Assumptions. Assumed gas price is a weighted average of guidance ranges by area, including WPZ gas hedge price. Note: Executed hedges, total WMB equity, including WPZ. The composite hedged barrel is ~65% ethane and 35% propane+; the historical composite NGL barrel is ~50% ethane and 50% propane+. Margins assume Keep-Whole contracts, exclusive of fuel. Midstream 2nd quarter '08 guidance

eSlide - P5055 - Analyst Day - Corporate Finance 6/22/2008 - 2:00pm 2008-09 Cash Flow Guidance Consolidated Dollars in millions 2008 2009 Notes: 1 Cash flow from continuing operations. 2 Calculated based upon current minority interest levels. 3 Balance of $1 Billion share repurchase program. Note $526 million was repurchased in 2007 with an additional $474 million repurchased through 7/31/08. 4 Potential additional value-adding investments, share or debt repurchases, and drop-downs. $ 2nd quarter '08 guidance

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, EBITDA, recurring earnings, operating free cash flow and recurring segment profit, that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. EBITDA represents the sum of net income (loss), net interest expense, income taxes, depreciation and amortization of intangible assets, less income (loss) from discontinued operations. Operating free cash flow is defined as cash flow from continuing operations less capital expenditures, before dividend, minority interest or principal payments and financing transactions. Recurring earnings exclude items of income or loss that the company characterizes as unrepresentative of its ongoing operations. Recurring earnings and recurring segment profit provide investors meaningful insight into the Company's results from ongoing operations. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Company's assets and the cash that the business is generating. Neither EBITDA nor recurring earnings, operating free cash flow and recurring segment profit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles. Certain financial information in this presentation is also shown including Gas Marketing Services mark-to-market adjustments. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses the mark-to-market adjustments to better reflect Gas Marketing's results on a basis that is more consistent with Gas Marketing's portfolio cash flows and to aid investor understanding. The adjustments reverse forward unrealized mark-to-market gains or losses from derivatives and add realized gains or losses from derivatives for which mark-to-market income has been previously recognized, with the effect that the resulting adjusted segment profit is presented as if mark-to-market accounting had never been applied to designated hedges or other derivatives. The measure is limited by the fact that it does not reflect potential unrealized future losses or gains on derivative contracts. However, management compensates for this limitation since derivative assets and liabilities do reflect unrealized gains and losses of derivative contracts. Overall, management believes the mark-to-market adjustments provide an alternative measure that more closely matches realized cash flows for the Gas Marketing segment but does not substitute for actual cash flows. We also apply the mark-to-market adjustment and the recurring adjustments to present a measure referred to as recurring income from continuing operations after mark-to-market adjustments.

Non-GAAP Reconciliation Schedule Non-GAAP Reconciliation

Non-GAAP Reconciliation Schedule Non-GAAP Reconciliation

Non-GAAP Reconciliation Schedule - Recurring Segment Profit Non-GAAP Reconciliation

Non-GAAP Reconciliation Schedule - EPS after MTM adjustment Non-GAAP Reconciliation

EBITDA Reconciliation Non-GAAP Reconciliation

2Q 2008 Segment Contribution Non-GAAP Reconciliation

2008 YTD Segment Contribution Non-GAAP Reconciliation

The Williams Companies, Inc.